Exhibit 32.2

CERTIFICATION

I, Alan Campbell, Executive Vice President and Chief Financial Officer of Freescale Semiconductor, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the annual report on Form 10-K for the period ended December 31, 2005 (the “Annual Report”), which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

(2) information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Freescale Semiconductor, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: February 13, 2006

/s/ ALAN CAMPBELL
Alan Campbell Senior Vice President and Chief Financial Officer, Freescale Semiconductor, Inc.